UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    August  2, 2004

MINUTEMAN INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Illinois	0-15582	36-2262931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 South Rohlwing Road, Addison, Illinois		60101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 630- 627-6900

Item 7.  Financial Statements and Exhibits.

(c) Exhibits - The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	Press release issued by Minuteman International, Inc., dated August 2, 2004.

Item 12.  Results of Operations and Financial Condition.

On August 2, 2004, Minuteman International, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the three and six months ended June 30, 2004 and a quarterly dividend. A copy of the press release is furnished as Exhibit 99.1 to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004	By:	/s/ Gregory J. Rau
Gregory J. Rau
President and Chief Executive Officer